UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Virage Logic Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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VIRAGE LOGIC CORPORATION

47100 Bayside Parkway, Fremont, California 94538

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS OF

VIRAGE LOGIC CORPORATION TO BE HELD ON MARCH 13, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/virl

VIRAGE LOGIC CORPORATION	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 6, 2009 to facilitate timely delivery.

Dear Stockholder of Virage Logic Corporation:

The Annual Meeting of Stockholders of Virage Logic Corporation will be held on March 13, 2009, at 11:00 a.m. Pacific Time, at Virage Logic Corporation’s principal executive offices located at 47100 Bayside Parkway, Fremont, California 94538. This notice constitutes notice of the 2009 Annual Meeting of Stockholders of Virage Logic.

This notice is being mailed to stockholders on or about January 30, 2009. Only stockholders of record at the close of business on January 16, 2009 are entitled to receive this notice.

Proposals To Be Presented:

The following proposals will be presented for stockholder vote at the annual meeting:

1.	To elect two Class III directors to hold office until the 2012 annual meeting of stockholders, until their successors are duly elected and qualified.

2.	To approve the amendment to the Virage Logic Corporation 2002 Equity Incentive Plan to increase the number of shares of common stock issuable under the plan by 1,000,000.

3.	To ratify the appointment of Burr, Pilger & Mayer LLP as independent auditor of Virage Logic Corporation for the fiscal year ending September 30, 2009.

4.	To transact such other business as may properly come before the meeting, including any adjournment or postponement thereof.

The Board of Directors of Virage Logic recommends a vote “FOR” proposals 1, 2 and 3.

CONTROL NUMBER

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

42185

Meeting Location:

Virage Logic Corporation

47100 Bayside Parkway

Fremont, California 94538

The following Proxy Materials are available for you to review online:

•	the Notice of Annual Meeting of Stockholders;
•	the Company’s 2009 Proxy Statement;
•	the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008;
•	the Proxy Card; and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet	http://bnymellon.mobular.net/bnymellon/virl

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

All stockholders of record as of the record date are cordially invited to attend the Annual Meeting of Stockholders in person. The meeting is being held at 11:00 AM at the Company’s Headquarters at 47100 Bayside Parkway in Fremont, California 94538.

Directions from San Francisco	Directions from San Jose
Take 101 South	Take I-280 North
Merge onto CA-92 East (Exit 414B)	Merge onto I-880 North
Merge onto I-880 South (Exit 26A)	Merge onto Mission Blvd CA-262 East
Take Warren Ave Exit (Exit 12)	Make U-Turn at Warm Springs Blvd onto Mission Blvd CA-262 West
Continue on Lakeview Blvd	Take I-880 South Ramp toward San Jose
Turn right onto Gateway Blvd	Merge onto Gateway Blvd
Turn left into 47100 Bayside Pkwy	Turn left into 47100 Bayside Pkwy

The Proxy Materials for Virage Logic Corporation are available to review at:

http://bnymellon.mobular.net/bnymellon/virl

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares

42185